Exhibit 10.3

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”) is made effective as of April 22, 2014, by and between CYPRESS PROPERTIES I, LLC, a South Carolina limited liability company, CYPRESS PROPERTIES II, LLC, a South Carolina limited liability company and M & T ENTERPRISES, INC., a South Carolina corporation (collectively, and joint and severally, (“Seller”) and WHEELER INTERESTS, LLC, a Virginia limited liability company (“Purchaser”).

RECITALS:

Whereas, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement, dated March 19, 2014, (the “Agreement”) for the sale of the Property as defined in the Agreement, including, without limitation, certain real property and improvements located in Boiling Springs, South Carolina;

WHEREAS, Purchaser and Seller desire to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Agreement shall have the same meanings in this First Amendment unless specifically codified herein.

2. Inspection Period. Purchaser and Seller agree that the definition of Inspection Period, as defined in Section 1.7 of the Agreement is deleted and the following is substituted:

1.7 Inspection Period. The period commencing on the Delivery Date (but in no event commencing before the Effective Date), and concluding at 11:59 p.m. eastern time 65 days after the Delivery Date.

3. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this First Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

4. Agreement Remains in Effect. Subject to the specific amendments and agreements set forth in this First Amendment, the Agreement shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this First Amendment to be signed as of the date first above written.

SELLER:
CYPRESS PROPERTIES I, LLC, a South Carolina limited liability company

By:	/s/ Ted Siachos
Its Managing Member

CYPRESS PROPERTIES II, LLC a South Carolina limited liability company

By:	/s/ Ted Siachos
Its Managing Member

M & T ENTERPRISES, INC.

By:	/s/ Ted Siachos
Its President

PURCHASER:
WHEELER INTERESTS, LLC. a Virginia limited liability company

By:	/s/ Jon S. Wheeler
Its:	Managing Member